Charge over Securities
by one or more Chargors – own liabilities

Warning
• If you sign this document you will be legally bound by its terms.
• If there are more than one of you, you will be responsible for the debts or commitments of the others as well as your own.
• You should get independent legal advice before signing this document.

This deed of charge is made on 5 March 2009  by you:
Insert name and address of each individual share holder / stock holder	FLAGSTONE RÉASSURANCE SUISSE SA Rue du Collége 1, CH-1920 Martigny Switzerland

Insert name and number of Company share holder/ stock holder	Registered Number: CH-621.3.007.041-9

in favour of us, Barclays Bank PLC, as security for your liabilities to us pursuant to a $200,000,000 letter of credit facility  entered into between you and us and dated 5 March 2009 (as may be varied, amended, restated, supplemented, novated or replaced from time to time) (the “Facility Agreement”) or any other Finance Document (as defined in the Facility Agreement).

By executing this deed of charge you enter into the agreements and covenants set out in this document and create charges over Securities including:

Details of Portfolio

All marketable securities, whether in materialised or dematerialised form which are now or may in future be managed by Barclays Global Investors Limited for you under portfolio reference Barclays Bank PLC re Flagstone Reassurance Suisse SA and held by Barclays Global Investors Limited to the order of us, Barclays Bank PLC, together with any accounts held in your name from time to time as part of the management of the portfolio

Index of Clauses

1.	Definitions
2.	Your covenant to pay
3.	The charges you create
4.	Exercise of voting rights
5.	Negative pledge and other restrictions
6.	Dematerialisation and rematerialisation of Securities
7.	Additional or substituted Securities
8.	Security margin
9.	Warranties
10.	Continuing security
11.	Power of attorney
12.	Costs, charges and liabilities
13.	Stamp duty and registration fees
14.	Opening new accounts
15.	Power of sale and consolidation of mortgages
16.	Payment of outstanding money
17.	No liability for us or our nominee
18.	If there are two or more of you
19.	Partnerships and other organisations
20.	Set-off
21.	Transfer and disclosure
22.	Forbearance
23.	Service of demands and notices
24.	Governing law and jurisdiction

1. Definitions

In this deed, unless the context otherwise requires:

‘Charged Securities’ means all Securities and all rights, money and property charged to us under Clause 3.1;

‘Regulations’ means the Uncertificated Securities Regulations 1995 (as amended from time to time);

‘Relevant System’ has the meaning given to that term by the Regulations and means also any other system or facility (whether established in the United Kingdom or elsewhere) providing means for the deposit or transfer of Securities and/or the settlement of transactions in them;

‘Secured Sums’ means all money and liabilities covenanted to be paid or discharged by you to us under clause 2;

‘Securities’ means:

•
stocks, shares, debentures, notes, bonds warrants, investments, investment fund units or other investments or other securities (within the meaning given to that term by the Regulations), whether certificated or uncertificated and whether in registered or bearer form, including those detailed on the front page (and any continuation page) of this deed; and

•	any interest or right (whether legal or equitable) in relation to any of the above held in or subject to the rules and practices of a Relevant System;

‘we’, ‘our’, and ‘us’ refer to Barclays Bank PLC and any transferee or successor whether immediate or derivative;

‘you’ and ‘your’ refer to  the person or company shown as ‘you’ on the front page of this deed.

In this deed:

•	references to uncertificated Securities are to Securities the title to which can be transferred by means of an electronic or other entry in a Relevant System; and

•	references to certificated Securities are to Securities which are not uncertificated Securities.

Any reference to any enactment (including the Regulations) or any section of any enactment is deemed to include any statutory modification or re-enactment of it for the time being in force.

Unless the context otherwise requires or unless defined in this deed, all words and expressions defined or whose interpretation is provided for in the Facility Agreement shall have the same meanings in this deed.

2. Your covenant to pay

By executing this deed, you covenant to pay or discharge to us on our demand in writing:

2.1
all money and liabilities now or in the future due, owing or incurred (before or after that demand)  by you to us pursuant to the Facility Agreement or the Finance Documents.  This applies whether the money and liabilities are due, owing or incurred actually or contingently;  whether by you alone or by you jointly with any other person; whether you are a principal or a surety; and whether or not we were a party to the original transaction; and

2.2
      all interest, commission, fees, charges, costs and expenses which we may charge to you pursuant to the Facility Agreement or the Finance Documents.  The interest will be calculated and compounded in accordance with our usual practice, before and also after any demand or judgment.

3. The charges you create

3.1	By executing this deed, you charge to us with full title guarantee with the payment or discharge of all Secured Sums:

•	by way of fixed charge, all Securities specified on the front page (and any continuation page) of this deed, including all proceeds of sale of these Securities;

•
by way of fixed charge, all Securities which may in the future be added to or substituted for the Securities charged above, including all proceeds of sale of these additional or substituted Securities;

•
by way of fixed charge, all rights and benefits and sums accruing to you  as a result of any Securities charged above being held in a Relevant System; this includes your rights against the operator of the Relevant System or any participant in it;

•
by way of fixed charge, all rights, benefits, money or property (whether of an income or capital nature) accruing or offered at any time in respect of the Securities charged above; this includes any dividend, distribution, interest or bonus and any right or benefit arising from consolidation, conversion, exchange, option, preference, redemption, return of capital or in any other way.

3.2	Subject to the rights of any prior chargee, you must:

3.2.1	deposit with us for our retention all certificates and documents of title relating to Charged Securities;

3.2.2
execute and deliver to us any documents, transfers and powers of attorney we require at any time to convert any certificated Charged Securities into uncertificated Securities and/or to constitute or perfect an equitable or legal charge (at our option) over registered Securities or a pledge over bearer Securities,  or, following an Event of Default, to vest title to any Charged Securities in us or our nominee or any purchaser and give any instructions and take any actions we may require for any of these purposes.

3.3
You must pay into your bank account with us, or to any other account that we direct, all money you receive in respect of the Charged Securities as soon as you receive it.  Pending that payment, you will hold all money so received upon trust for us.

4. Exercise of voting rights

4.1	Unless and until this deed becomes enforceable or we direct otherwise:
You may continue to exercise all voting and other rights attaching to Charged Securities as long as you remain their registered owner;

4.2
If Charged Securities are registered in our nominee’s name, all voting and other rights attached to them will be exercised by the nominee in accordance with the instructions you issue from time to time.  In the absence of instructions, the nominee will refrain from exercising any of these rights.

4.2
After the security created by this deed becomes enforceable, or if we so direct, we or the nominee may exercise any voting or other rights in respect of the Charged Securities as if we or the nominee were the sole beneficial owner.

5. Negative pledge and other restrictions

You must not, except with our prior written consent or except as permitted by the Facility Agreement:

5.1
 create, or agree or attempt to create, or allow to subsist, any mortgage, fixed or floating charge, pledge or other security of any kind (including any security conferring power to convert a floating charge into a fixed charge) or any trust over any Charged Securities, or permit any lien  to arise or subsist over any Charged Securities;

5.2	sell, transfer, alienate or deal with any Charged Securities or any interest in them or agree either conditionally or unconditionally to do so;

5.3	consent to any Charged Securities being consolidated, sub-divided or converted or any rights attaching to them being varied.

6. Dematerialisation or rematerialisation of Securities

6.1	You must give us a minimum of 14 days’ notice in writing of your intention to give an instruction for any certificated Charged Securities to be converted into uncertificated Securities.

6.2
You must not give any instruction for any uncertificated Charged Securities to be converted into certificated Securities without our prior consent in writing.  You must also ensure that the new certificate for any relevant Securities is delivered to us as soon as it is issued.

7. Additional or substituted Securities

7.1
If at any time you deposit or transfer any further or other Securities with or to us or our agents or nominees in substitution for or in addition to the Charged Securities, these Securities will immediately become part of the Charged Securities for all purposes of this deed and will be subject to its terms.

7.2
All further or new Securities (whether by way of bonus, rights, conversion, merger, reconstruction or otherwise) which may be issued in respect of any Charged Securities must be deposited with us or transferred to us (as we choose) and will immediately become part of the Charged Securities.

8. Warranties

You represent and warrant to us that:

•	all Charged Securities are or will (at the time of their becoming part of the Charged Securities) be fully paid up;

•	you are the sole beneficial owner of the Charged Securities free from any option, equity, trust or encumbrance.

9. Continuing Security

This deed will remain  a continuing security in our favour, regardless of any settlement of account or any other matter whatever, and shall be without prejudice and in addition to every other right, remedy or security which we may have now or in the future for the payment of any Secured Sums.

10. Power of attorney

You, by way of security, irrevocably appoint us as your attorney (with full power to appoint substitutes and to delegate) with power in your name or on your behalf and as your act and deed or otherwise:

•	to execute and deliver and otherwise perfect any agreement, assurance, deed, transfer or other document;

•	to give any instruction under the rules and practices of a Relevant System; and

•	to perform any other act of any kind;

which may be required of you or may be deemed by us to be necessary or desirable for any purpose of this deed, or to enhance or perfect the security intended to be constituted by this deed or, following the occurrence of a continuing Event of Default (as defined in the Facility Agreement) to vest title to any Charged Securities in us or our nominee or any purchaser.

11. Costs, charges and liabilities

11.1
You will be responsible in accordance with the Finance Documents for all costs, charges and liabilities (including all professional fees and disbursements and Value Added Tax and/or any similar tax) and as provided in the Facility Agreement for all other sums paid or incurred by us under or in connection with this deed or your affairs.  We:

11.1.1	may recover them from you (on a full indemnity basis) as a debt payable on demand and debit them without notice to any of your accounts; and
11.1.2	will attract interest and be charged on the Charged Securities.

11.2	The costs which may be recovered from you by us under this deed include without limitation:

•	all costs incurred by us in preparing and administering this deed or perfecting the security created by it;

•	all costs (whether or not allowable on a taxation by the Court) of all proceedings to enforce this deed or to recover or attempt to recover the Secured Sums;

•	all money spent and all costs arising out of the exercise of any power, right or discretion conferred by this deed;

•	all costs and losses arising from any default by you in the payment when due of any of the Secured Sums or the performance of your obligations under this deed.

12. Stamp duty and registration fees

12.1
you must pay all stamp, registration and similar taxes or charges which may be payable in connection with the execution or enforcement of this deed.  You will indemnify us against all liabilities (including penalties) resulting from any delay or omission to pay any of these.

13. Opening new accounts

13.1	On receiving notice that you have encumbered or disposed of any Charged Securities, we have the right to rule off your account or accounts and open a new account or accounts with you.

13.2
If we do not open a new account or accounts immediately on receipt of notice to that effect, as from that time all payments made by you to us will be treated as if we had credited them to a new account and will not reduce the amount owing from you to us at the time when we received the notice.

14. Power of sale and consolidation of mortgages

14.1
At any time after we have demanded payment of any Secured Sums, or if you fail to perform any of your obligations under this deed, we may take any action with a view to selling or otherwise realising all or any of the Charged Securities.  We may do this at the time and on the terms that we choose and we do not have to give you prior notice of our actions.

14.2
You will not have any claim against us in respect of any loss arising out of a sale even if a better price could have been obtained by deferring or advancing the date of the sale or for any other cause

Section 93 of the Law of Property Act 1925, dealing with consolidation of mortgages, does not apply to this deed.

15. Payment of outstanding money

You must pay all money which you are lawfully required to pay in respect of any Charged Securities.  If you fail to do so, we may, if we think fit, pay on your behalf.  Any money we spend in this way will be treated as properly paid by us and will be secured by this deed.

16. No liability for us or our nominee

16.1    Neither we nor our nominee will incur any liability to you for:

•	any failure to obtain payment of any sums (whether of an income or capital nature or otherwise) due in respect of any Charged Securities; or

•	any failure to pay any call or instalment which may become payable on or to accept any offer relating to any Charged Securities; or

•	any loss or damage occurring in respect of any Charged Securities deposited with us or our nominee; or

•	any failure to notify you of any of these matters.

16.2
If any Charged Securities fall to be re-transferred to you, neither we nor our nominee will be obliged to re-transfer Securities bearing the same specific numbers or any other particular identification as those originally charged to us.

17. Transfer and disclosure

17.3	We may at any time transfer all or any part of our rights under this deed and the Secured Sums to any person or otherwise grant an interest in them to any person.

17.2	We may also at any time disclose any information about you, this deed and the Secured Sums to:

•	any of our associated companies;
•	any prospective or actual transferee or grantee referred to in clause 18.1; and provided that any such disclosure is permitted by the terms of the Facility Agreement.

18. Forbearance

No delay or omission on our part in exercising any right, power or privilege under this deed will impair it or be construed as a waiver of it. A single or partial exercise of any right, power or privilege will not in any circumstances preclude any other or further exercise of it or the exercise of any other right, power or privilege.

19. Service of demands and notices

19.1	A demand or notice under this deed may be given by any of our managers or officers in writing addressed to you and served at the address or to the fax number below:

[insert address/fax number],

or to any substitute address or fax number as you may notify us on not less than five Business Days' notice.

19.2	A notice or demand shall be deemed to have been served on you:

•	when it has been left at the relevant address, if by letter served by hand delivery;
•	Five Business Days after being deposited in the post postage paid in an envelope addressed to you at the relevant address, if sent by post, even if it is misdelivered or returned undelivered; or
•	at the time when received in legible form, if given or made by facsimile.

20. Miscellaneous

20.1
For the avoidance of doubt, in the event of any inconsistency or conflict between the terms of this deed of charge and the Facility Agreement, the terms of the Facility Agreement shall prevail.  Where the subject of any provision of this deed is also the subject of a provision of the Facility Agreement, and the relevant provision of the Facility Agreement is narrower in its scope or effect or contains any condition, limitation or restriction (express or implied), the relevant provision of this Deed shall be construed as being so narrowed or subject to the same condition, limitation or restriction.

21. Governing law and jurisdiction

21.1	This deed and any non contractual obligations arising out of it shall be governed by and construed in accordance with English law.

21.2	You submit, for our exclusive benefit, to the jurisdiction of the English Courts but without prejudice to our right to commence proceedings against you in any other jurisdiction.

This deed of charge is executed by you as a deed and will take effect on the date shown on the front page.

Executed as a deed by  FLAGSTONE RÉASSURANCE SUISSE SA

_________________G Swayne _________________ Director

_________________R Dubois___________________ Director/Secretary

Warning
• If you sign this document you will be legally bound by its terms.
• If there are more than one of you, you will be responsible for the debts or commitments of the others as well as your own.
• You should get independent legal advice before signing this document.

Signed as a deed by

Name: ……….………………………………………

and witnessed by
Signature of witness …….…………………………
   ……………………………………….
Name of Witness …………………………………..

Address ……………………………………………..

………………………………………………………..

Occupation ………………………………………….

Release

This Release made the                              day of
between (1) Barclays Bank PLC and (2) the person or company shown as ‘you’ on the front page of the Charge over Securities  (“the Charge”) to which this deed is attached witnesses that Barclays Bank PLC hereby releases the Securities and all other rights, benefits, money or property charged by the Charge from the charges and all claims and demands under the Charge.

Signed as a Deed by ......................................................... as the Attorney of the above named Barclays Bank PLC in the presence of: ………………………………

Receipt pursuant to section 115 of the Law of Property Act 1925

Barclays Bank PLC hereby acknowledges that is has, as at this date: .................................................20........ received the balance of the money (including interest and costs) secured by the Charge over Securities to which this deed is attached.  Payment was made by the person or company shown as ‘you’ on the front page of the Charge over Securities.

For and on behalf of BARCLAYS BANK PLC

__________________________________________
                                                           (A Manager)

Continuation Sheet

Name of Issuer	Number of Securities	Denomination and Class of Securities	Relevant System (if applicable)